UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CHEVRON CORPORATION 2024 Annual Meeting Vote by May 28, 2024 11:59 p.m. EDT. For shares held in a Plan, vote by May 23, 2024 11:59 p.m. EDT. CHEVRON CORPORATION 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324 V40139-P07188-Z87078 You invested in CHEVRON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2024. Get informed before you vote View the Notice of the 2024 Annual Meeting, 2024 Proxy Statement, and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 15, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.Proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 29, 2024 vote without entering a 8:00 a.m. PDT control number Virtually at: www.virtualshareholdermeeting.com/CVX2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1a.	Wanda M. Austin	For
1b.	John B. Frank	For
1c.	Alice P. Gast	For
1d.	Enrique Hernandez, Jr.	For
1e.	Marillyn A. Hewson	For
1f.	Jon M. Huntsman Jr.	For
1g.	Charles W. Moorman	For
1h.	Dambisa F. Moyo	For
1i.	Debra Reed-Klages	For
1j.	D. James Umpleby III	For
1k.	Cynthia J. Warner	For
1l.	Michael K. Wirth	For
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm	For
3.	Advisory Vote to Approve Named Executive Officer Compensation	For
4.	Report on Voluntary Carbon Reduction Risks	Against
5.	Report on Plastic Demand Scenario	Against
6.	Commission a Third-Party Report on Human Rights Practices	Against
7.	Report on Tax Practices	Against

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V40140-P07188-Z87078